Total Capital and Net (Loss) income Per Unit	6 Months Ended
Jun. 30, 2011
Total Capital and Net (Loss) income Per Unit [Abstract]
Total Capital and Net (Loss) income Per Unit
13.	Total Capital and Net (Loss) Income Per Unit
On April 8, 2011, the Partnership completed a public offering of 4.3 million common units (including 551,800 common units issued upon exercise of the underwriters’ over-allotment option) at a price of $38.88 per unit, for gross proceeds of approximately $168.7 million (including the Partnership’s General Partner’s 2% proportionate capital contribution). The Partnership used the net proceeds from the offering of approximately $161.7 million to repay a portion of its outstanding debt under one of its revolving credit facilities.
At June 30, 2011, of the Partnership’s total number of units outstanding, 56.4% were held by the public and the remaining units were held by a subsidiary of Teekay Corporation (including the Partnership’s General Partner’s 2% interest).
Net (Loss) Income Per Unit
Net (loss) income per unit is determined by dividing net (loss) income, after deducting the amount of net (loss) income attributable to the Dropdown Predecessor, the non-controlling interest and the General Partner’s interest, by the weighted-average number of units outstanding during the period.
The General Partner’s, common unitholders’ and subordinated unitholder’s interests in net (loss) income are calculated as if all net (loss) income was distributed according to the terms of the Partnership’s partnership agreement, regardless of whether those earnings would or could be distributed. The partnership agreement does not provide for the distribution of net (loss) income; rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter after establishment of cash reserves determined by the Partnership’s board of directors to provide for the proper conduct of the Partnership’s business, including reserves for maintenance and replacement capital expenditure and anticipated credit needs. In addition, the General Partner is entitled to incentive distributions if the amount the Partnership distributes to unitholders with respect to any quarter exceeds specified target levels. Unlike available cash, net (loss) income is affected by non-cash items, such as depreciation and amortization, unrealized gains or losses on non-designated derivative instruments and foreign currency translation gains (losses).
During the three and six months ended June 30, 2011 and 2010, cash distributions exceeded $0.4625 per unit and, consequently, the assumed distribution of net (loss) income resulted in the use of the increasing percentages to calculate the General Partner’s interest in net (loss) income for the purposes of the net (loss) income per unit calculation.